Exhibit 10.23

Confidential Treatment Request -- Redacted Copy

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made by and between PureDepth, Inc., a Delaware corporation, with its principal place of business at 255 Shoreline Drive, Suite 610, Redwood City, CA 94065 together with its subsidiaries (“PureDepth”) and Samsung Electronics Co., Ltd. represented by Samsung Digital Media Business, a Korean corporation, with its principal place of business at 416 Maetan 3-dong, Youngtong-gu, Suwon-si, Gyeonggi-do (“Samsung”).  The effective date of this Agreement is the date last signed below by both parties (the “Effective Date”).

WHEREAS, PureDepth is a research and design business focused on developing new display technology.  PureDepth has developed and continues to develop “MLD Technology” (as defined below) with promising commercial potential.

WHEREAS, Samsung is a leading manufacturer and distributor of LCD desktop display monitors and public information displays.

WHEREAS, PureDepth and Samsung have previously entered into a Non-Disclosure Agreement dated January 9, 2007 (“NDA”) and a Memorandum of Understanding and Prototype Agreement dated February 22, 2007 (“MOU”), and a Variation to Memorandum of Understanding and Prototype Agreement (“Variation”) to allow the parties to first investigate and then agree licensing and market opportunities.

WHEREAS, PureDepth wishes to grant to Samsung a license to incorporate PureDepth’s multi-layer display technology into Samsung products and to Produce (as herein defined), offer for sale, sell and/or distribute such Samsung products within the Field of Use (as herein defined) and Territory (as herein defined) under the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants and conditions contained herein, Samsung and PureDepth agree as follows:

1.           Definitions.

1.1           “Confidential Information” means, whether disclosed orally or in writing: (a) the technical transfer information including the Manufacturing Package and Design package provided and to be further provided  under the MOU and this Agreement (“Technical Transfer Information”), Know-How, and PureDepth Pending Applications whether or not marked confidential or otherwise identified as such (b) information and materials relating to research and development of products, processes and technologies conducted by PureDepth for PureDepth and/or other persons; and (c) commercial information relating to the business of the PureDepth and/or the business of any party for whom PureDepth is providing its services; and any reports prepared by PureDepth or its advisors in respect of the operations of PureDepth; and (d) information, knowledge or material which PureDepth has designated or may designate as proprietary and/or which relates to business, methods, services, techniques, products, programming or research of PureDepth; and (e) any copies of any of the information described above or any material derived from that information.

1.2            “Depth Enhancing Technology” means technology utilizing two (2) or more screens in a stacked arrangement.

Confidential Treatment Request -- Redacted Copy

1.3           “Device” means product incorporating the MLD Technology, as set forth in the applicable Device Appendix.

1.4            “Field of Use” means the field of use for each particular Device, as set forth in the applicable Device Appendix.

1.5           “Field of Use Exclusions” means the excluded markets or fields of use for each particular Device and Field of Use, as may be set forth in the applicable Device Appendix.

1.6           “Know-How” means, collectively, all know-how, show-how, technical information, technical knowledge, unpatentable inventions, manufacturing procedures, methods, specifications, bills of materials, processes, and formulas relating to PureDepth’s MLD Technology, including, but not limited to, the Technical Transfer Information.

1.7           “Licensed Intellectual Property” means the PureDepth Patents and the Know-How.

1.8           “MP Date” means the earlier of the commencement of Production or the date which is [****] after the Effective Date.

1.9           “Milestone” means any milestone required to be met/fulfilled by either Samsung or PureDepth in accordance with the terms of this Agreement and as more specifically detailed in relation to any particular Device and Field of Use in the relevant and applicable Device Appendix.

1.10           “MLD Technology” means Depth Enhancing Technology that would, absent a license, infringe on the PureDepth Patents.

1.11           “Permitted Subcontractors” means those subcontractors of Samsung that will be involved with Production or otherwise of any Device who, as a result, require a sublicense of the rights granted by PureDepth to Samsung under this Agreement.  Any such sublicense will be subject to the terms and conditions set out under this Agreement.

1.12           “Plans” means, collectively, the various guidelines/minimum requirements (at a high level) to be met by either or both parties, as applicable, in order to meet/deliver on the respective Milestones, including, in respect of Device Appendix No 1 in the first instance (and amended/updated/deleted or otherwise added to/for each other Device Appendix going forward), the:

(a)           Branding Plan (“Exhibit G”);

(b)           Production Plan (“Exhibit H”);

(c)           Content Development Plan (“Exhibit I”),

(d)           Public/Investor Relations Plan (“Exhibit J”);

(e)           Device Labeling Plan (“Exhibit K”); and

(f)	Such other plans as may be added by way of additional exhibits from time to time by mutual agreement between the parties.

Confidential Treatment Request -- Redacted Copy

1.13           “Production” or “Produce” or “Produced” or “Producing” means the manufacture of any Device from the date of mass production off hard tool (see Exhibit I – PVT - “Production Plan”) by Samsung or its Permitted Subcontractors.

1.14           “PureDepth Patents” means issued patents owned by PureDepth as of the  Effective Date, as listed in Exhibit B (“PureDepth Patents”), as well as any renewals, reissues, and reexaminations thereon and any future patents issued after the Effective Date (and which will be deemed to be added to Exhibit B (“PureDepth Patents”) upon issuance).

1.15           “PureDepth Pending Applications” means any patent application whether or not published, beneficially owned or legally owned by PureDepth.

1.16           “Quarter” and “Quarterly” means the calendar quarters ending 31 March, 30 June, 30 September and 31 December in any calendar year.

1.17           “Territory” means the described territory for each particular Device, as set forth in the applicable Device Appendix.

2.           Device Appendix.  The Devices to be licensed in the specified/applicable Fields of Use by PureDepth to Samsung under the terms of this Agreement will be added to this Agreement from time to time, on a Device by Device basis, by means of a Device Appendix substantially in the form of Exhibit A (“Sample Device Appendix”).  Each Device Appendix will describe, at a minimum, the applicable Device, the Field of Use, the Field of Use Exclusions, the Territory, royalty payments, certain key Milestones required to be met by either party and the scope of the license grant by PureDepth to Samsung that are specific to licensing of the Device.  Once the parties have reached agreement with respect to the terms under which a particular Device will be licensed, PureDepth will memorialize such information in the form of a Device Appendix to be signed by the authorized representatives of the parties.  Once the Device Appendix is signed by the authorized representatives of the parties it will form part of this Agreement and become binding on the parties.

3.           License Grants.

3.1           Patent License.  Subject to and expressly conditional upon compliance with the terms and conditions of this Agreement, including payment of all royalties due hereunder, and provided Samsung is otherwise not in material breach under this Agreement, PureDepth hereby grants to Samsung a non-transferable (subject to Section 17.6 (“Assignment”)), limited license under the PureDepth Patents to make, have made, Produce, use, import, sell and offer to sell Devices in the applicable Field of Use and Territory under the Samsung brand (and not private labeled) without further right to sublicense such rights (except to Permitted Subcontractors).  While the ambit of the license granted by PureDepth to Samsung hereunder as well as the Territory for each Device is specified in each applicable Device Appendix, for clarity, PureDepth  confirms that, as set out in each Device Appendix, as at the Effective Date, PureDepth will not grant a license under the PureDepth Patents allowing a third party to enter the applicable Field of Use and Territory during the applicable Exclusive Period.

Confidential Treatment Request -- Redacted Copy

3.2           Know-How License.  Subject to the terms of this Agreement and payment of royalties due, PureDepth hereby grants to Samsung a non-exclusive, non-transferable (subject to Section 17.6 (“Assignment”)), limited license in the applicable Field of Use and Territory to use the Know-How in the course of developing the Devices.  While the ambit of the license granted by PureDepth to Samsung hereunder as well as the Territory for each Device are specified in each applicable Device Appendix, for clarity, PureDepth confirms that, as set out in each Device Appendix, as at the Effective Date, PureDepth will not grant a license allowing a third party to use the Know-How in the applicable Field of Use and Territory during the applicable Exclusive Period.  Said Know How License will be sublicenseable to Permitted Subcontractors only.  Such Know-How will be disclosed solely to employees of Samsung and Permitted Subcontractors on a need-to-know basis. With respect to Permitted Subcontractors, Samsung will ensure each of the relevant Permitted Subcontractors executes both an appropriate non-disclosure agreement and subcontractor agreement in, or substantially in, the form set out in Exhibits D and E, respectively.

3.3           Improvements.

(i)           Samsung hereby grants PureDepth under Samsung’s intellectual property rights a [****] to make, have made, market, use, sell, distribute and import or export products and, [****], in: [****]

(b)           The parties agree that, for the purposes of this section 3.3(a) [****] are incorporated into further separate Device Appendices duly executed by the parties.

3.4           Sublicensing of Improvements.

(a)           With reference to sections 3.3(a) (iii) and 3.3(i) of this Agreement, PureDepth’s right to [****] provided that:

(i)            the total royalty payable to [****] incorporated.

(ii)           the royalty shall only be payable to [****] applications within or outside the Territory in respect of which the sublicense is to be granted.

(b)           With reference further to section 3.3(a)(iv) of this Agreement:

(i)           PureDepth acknowledges and agrees that [****];

(ii)           Samsung acknowledges and agrees, however, that [****];

(iii)           accordingly, both parties agree to [****] this Agreement) the further or additional and applicable terms of section 3,3(a)(iv), and

For the avoidance of doubt, the license granted under section 3.3 of this agreement, (including but not limited to make, use, sell etc.) [****].

3.5           Notification of Improvement.  Samsung will [****], before the end of the quarter in which the Improvement was conceived by Samsung (or where applicable, Samsung’s component manufacturers) at [****], as applicable.

Confidential Treatment Request -- Redacted Copy

4.           Technology Transfer.

4.1           Disclosure and Training.  During the term of both the MOU and the Variation, PureDepth has disclosed and made available to Samsung confidential information memorialized in the Technical Transfer Information.  PureDepth has made and will continue to make personnel available to provide such further training and supply of Technical Transfer Information to Samsung personnel as reasonably required (at PureDepth’s reasonable discretion).

4.2           Use of Facilities.  In order to facilitate face-to-face time for the requisite technical transfer, Samsung personnel have and may/will further be sent to PureDepth facilities in New Zealand, or other suitable location, and PureDepth personnel have and may/will be further be sent to Samsung facilities as described in the applicable Device Appendix.  All travel costs have and will for travel including reasonable meals and lodging by Samsung and PureDepth personnel will be borne by Samsung for Samsung personnel and by PureDepth for PureDepth personnel.  PureDepth has and will further  provide office space and desks for Samsung representatives, as well as phone/fax and Internet access during the training periods.  The use of PureDepth’s facilities by Samsung as provided herein will be provided during this time by PureDepth at no charge.  In like manner, Samsung has and will provide further use of Samsung’s facilities to visiting PureDepth personnel during training periods at no charge.  PureDepth and Samsung has and will at all times retain the administrative supervision of their respective personnel during visits to each other’s facilities.  PureDepth and Samsung’s personnel have and will, while on location of the other party, comply with the other party’s rules and regulations with regard to safety and security.

4.3           Solicitation.  Samsung and PureDepth hereby agree that neither party will directly hire as its own employee(s) or contract with as its independent contractor(s) any employees of the other party, including all technical personnel, during the term of this Agreement and for a period of at least [****] years from the termination or expiration of this Agreement, except as may be mutually agreed upon between the parties; except where such prospective employee responds to general advertisements for employment or independent contractor positions.

5.           Milestones and Plans.  Subject to the terms of Section 6 (“Trademarks”) and Section 7 (“Administrative Procedures), both parties, in addition to the representations and warranties set out in Section 12 of this Agreement, will [****], to/in respect of Device Appendix No 1 and thereafter to any other Device Appendix added to and or further amended pursuant to the terms of this Agreement.

6.           Trademarks.  Subject to the procedures set forth in Section 7 (“Administrative Procedures”) below and PureDepth’s prior written approval, PureDepth hereby grants to Samsung a nonexclusive, nontransferable (subject to Section 17.6 (“Assignment”)) limited license, to use the trademark(s) designated by PureDepth (“Trademarks”) in connection with marketing the Devices, and Samsung agrees to use such Trademarks on and in connection with each Device.  Samsung acknowledges that all use of the Trademarks will inure to the benefit of PureDepth.  Samsung will not register PureDepth’s Trademarks in any jurisdiction and will not adopt any trademark for use on any Device which is confusingly similar to any trademark of PureDepth or which includes a prominent portion of any trademark of PureDepth.  At PureDepth’s reasonable request, Samsung will provide Samsung with samples of Samsung’s use of PureDepth’s Trademarks.  Samsung agrees to abide by PureDepth’s reasonable written trademark policies as issued and provided to Samsung from time to time.  In any case where the Trademarks are not used in compliance with PureDepth’s trademark policies, upon receipt of written notice from PureDepth, Samsung will promptly correct the non-compliance and submit samples of compliant use to PureDepth for approval.

7.           Administrative Procedures.  The parties will agree the minimum specification in relation to all [****] as incorporated within or released as part of  each Device (“Specification”). The parties agree that in order to provide PureDepth with appropriate information necessary for the orderly administration of the Patents and Trademarks, [****] prior to the first commercial shipment of each Device or updated models of said Device, Samsung will provide PureDepth with detailed engineering drawings of the relevant Device (and as soon as practicably possible thereafter at most [****] of the applicable Devices(s)) to enable PureDepth to review and agree with Samsung the proposed use of labeling as set forth Exhibit K.

Confidential Treatment Request -- Redacted Copy

8.           Financial Terms.

8.1           Royalties.  In consideration of the licenses granted by PureDepth in Section 3 (“License Grants”) to Samsung hereunder, Samsung will pay PureDepth a royalty based on the number of Devices Produced.  Samsung will report royalties payable on a Quarterly basis in the “Royalty Reporting Form”, described in Section 9.1 (“Royalty Reporting”), by the fifth (5th) day of the month following the end of each Quarter.  Payment of such royalties will be [****] following the end of each [****] (“Payments”).

8.2           Payments.  Payments by Samsung to PureDepth must be made either by wire transfer to an account nominated by PureDepth or by check drawn from a U.S. bank.  Payments will be made in U.S. Dollars unless PureDepth, in its sole discretion, nominates an alternate currency.  Payments not received when due will accrue interest at the rate [****] per month or the maximum amount allowed by law (whichever is less), calculated from the due date.

8.3           Taxes.  With the exception of PureDepth’s obligation to meet its own income taxes, Samsung agrees to pay, indemnify and hold PureDepth harmless from any sales, use, excise, import or export, value-added, or similar tax or duty, and any other tax or duty not based on PureDepth’s net income (“Transfer Taxes”), and all government permit fees, license fees, customs fees or similar fees (“Fees”) based on any Payment, and any penalties, interest, collection costs and withholding costs associated with any of the foregoing items (“Additional Costs”).  Taxes, Fees and Additional Costs required to be paid by Samsung pursuant to this Section 8.3 are in addition to, and may not be claimed as a reduction or offset against, any Payments.  Payments will be made subject to the required withholding of any government with jurisdiction.  Samsung will keep and maintain complete and accurate accounting records of any withholding taxes required by any jurisdiction and will fully cooperate with PureDepth’s efforts to obtain credits of taxes paid or withheld, where appropriate.

9.           Report and Audit.

9.1           Royalty Reporting.  On or before the fifth day following the end of each Quarter during this Agreement and in connection with each Quarterly Payment due pursuant to Section 8.1 (“Royalties”), Samsung will provide PureDepth with a binding written report (“Royalty Report”), in the form of the sample royalty report form included in Exhibit C (“Sample Royalty Report Form”) as such form may be revised by the parties from time to time, which details the calculation of the Royalties due.

9.2           Audit.  Samsung will keep records and accounts reasonably sufficient to show, verify, and document its calculations of number of Device units Produced and Royalties due hereunder.  These records will be retained for at least [****] from the date of expiration or termination of this Agreement.  PureDepth, through its designated, independent, certified public accounting firm will have the right to examine and inspect all accounts, books and records of Samsung, as may contain information reasonably bearing upon the amount of Royalties payable to PureDepth under this Agreement and the accuracy and correctness of Samsung’s reports and payments under this Agreement.  Inspections will be scheduled with reasonable advance written notice on a mutually agreed upon date and will be conducted in a manner that is intended to avoid disrupting Samsung’s business and may not occur more than twice in any calendar year, unless an earlier inspection in that calendar year showed that less than ninety-five percent (95%) of the Royalties due to PureDepth in that applicable year have been paid by Samsung (in which case [****] may be conducted during that contract year), and must be during normal business hours at times reasonably acceptable to Samsung.  In the event that an examination discloses an error by Samsung (for whatever reason) of more than [****] the of Royalties paid or due to PureDepth for the period under audit, Samsung will fully and promptly (within no more than [****] of completion of audit) indemnify and reimburse PureDepth for all PureDepth’s costs and expenses of the examination, and will promptly pay to PureDepth the amount of the Royalties due to PureDepth.  Samsung will promptly pay PureDepth any underpayment discovered in the audit, along with interest at the rate of [****] per month or the maximum amount allowed by law (whichever is less), calculated from the due date.

Confidential Treatment Request -- Redacted Copy

10.           Intellectual Property.

10.1           Ownership of Intellectual Property.  PureDepth is the owner of the PureDepth Patents.  Nothing in this Agreement is intended to transfer the ownership of any intellectual property owned or licensed by either party.

10.2           Notice of Third Party Infringement. Either party will promptly inform the other party of any suspected infringement of any Licensed Intellectual Property by a third party.  Either party will additionally provide reasonable assistance to the other party in the investigation of any suspected infringement as they relate to the Fields of Use, including preparation for any action for infringement and pursuit of any action for infringement.

10.3           Infringement Actions.  Subject to the provisions of Section 10.4 (“Consultation”) of this Agreement, during the Term, Samsung agrees that PureDepth has the sole right to institute an action for infringement with respect to the PureDepth Patents against a third party.  Where such infringement is causing Samsung material financial damage and (a) upon request from PureDepth, Samsung will provide PureDepth with substantiating documentation of such financial damage, and (b) PureDepth has not instituted an action for infringement, the parties may negotiate the right to institute such action or other remedies as the parties agree between them.

10.4           Consultation.  Prior to the commencement of any action by PureDepth, PureDepth will both notify and consult with Samsung in relation to both the suspected infringement and proposed action to be instigated by PureDepth.

10.5           Validity of PureDepth Patents.  PureDepth retains the right to terminate this Agreement upon written notice, if [****]

10.6           Suspension.  In the event Samsung (as the “Suing Party”) brings a claim for patent infringement against PureDepth (as the “Defending Party”) or any of PureDepth’s affiliates in any court of competent jurisdiction, PureDepth as the Defending Party may immediately and retroactively suspend the licenses granted in Section 3 (“License Grants”) hereunder to Samsung as the Suing Party until such claim has been settled to the satisfaction of PureDepth as the Defending Party.  In any discussion of a settlement of such patent claim, [****].

10.7           No Implied License.  Nothing contained in this Agreement will be construed as conferring any rights by implication, estoppel or otherwise, to or under any patents other than the PureDepth Patents, or any non-patent intellectual property right, now or hereafter owned or licensed by PureDepth, other than the licenses granted to the Know-How under the terms of Section 3.2 (“Know-How License”) or the use of Confidential Information provided in Section 11 (“Confidentiality”).  Neither party is required hereunder to furnish or disclose to the other any technical or other information except as expressly provided herein.  No license, immunity or other right is granted under this Agreement with respect to the Licensed Intellectual Property, either directly or by implication, estoppel, or otherwise:  (a) with respect to any item other than a Device notwithstanding that such other item may be combined with or incorporate one or more Devices; or (b) to third parties acquiring a Device from Samsung for purposes of combining such Device with any other item, including other items provided by Samsung, or for the use of any such combination even if such item has no substantial use other than as part of such combination.

Confidential Treatment Request -- Redacted Copy

10.8           No Action.  Except where compelled under court ordered subpoena, Samsung will not assist a third party in seeking a holding by a court or administrative agency of competent jurisdiction that any of the PureDepth Patents or the PureDepth Pending Application are invalid or unenforceable or otherwise assist a third party in requesting a reexamination or review of the PureDepth Patents or the PureDepth Pending Application by any such court or agencies.  Samsung agrees that if the validity or enforceability of a PureDepth Patent is contested, Samsung will continue to pay any royalties that would otherwise be due with respect to such PureDepth Patent pursuant to and in accordance with the terms of this Agreement until such time as there is a determination of invalidity or unenforceability with respect to such PureDepth Patent by a court or administrative agency of competent jurisdiction, at which time Samsung’s obligation to pay royalties will be governed by this Section 10.8.  If Samsung ceases to pay any royalties that would otherwise be due with respect to a PureDepth Patent pursuant to and in accordance with the terms of this Agreement prior to any determination of invalidity or unenforceability, Samsung will be deemed to have materially breached this Agreement and PureDepth will be free to exercise its rights including, but not limited to, the termination of this Agreement.

11.           Confidentiality.

11.1           Ownership.  Samsung acknowledges that the Confidential Information (including all rights thereto) is, as between PureDepth and Samsung, the absolute property of PureDepth, and at all times will remain the absolute property of PureDepth.

11.2           No Implied License.  Samsung acknowledges that nothing in this Agreement will be construed as granting or conferring any rights by license or otherwise in the Confidential Information, except as expressly provided herein or as may be subsequently agreed in writing by the parties.  Samsung acknowledges that Samsung acquires under this Agreement only a limited right to use the Confidential Information solely for the purposes of this Agreement and subject to the terms and conditions of this Agreement.

11.3           Limited Use.  With respect to the Confidential Information, Samsung will: (a) take all reasonable measures to keep all the Confidential Information secure and in Samsung’s possession and treat all the Confidential Information as confidential regardless of when disclosed; (b) not deal with or use the Confidential Information in any way other than for the purposes expressly permitted herein and, in the case of any uncertainty, will obtain prior written clearance or instruction from PureDepth; (c) refrain from making or having or allowing to be made any copies or duplicates of the Confidential Information other than those reasonably required for the purposes expressly permitted herein; (d) limit access to the Confidential Information to those of Samsung’s employees and the Permitted Subcontractors reasonably requiring such Confidential Information for the purposes expressly permitted herein;  (e) not, without the prior written approval of an authorized employee of PureDepth, make use of any of the Confidential Information or circulate it within Samsung’s own organization except to the extent necessary for: (i) negotiations, discussions and consultations with personnel or authorized representatives of PureDepth; (ii) supplying PureDepth with goods or services at PureDepth order; or (iii) designing and manufacturing the Devices as permitted under the terms of this Agreement; (f) ensuring that all employees given access to the Confidential Information comply with the terms of this Agreement; and (g) not use any of the Confidential Information in any way which will be harmful to the commercial interests of PureDepth.  Samsung acknowledges that the Confidential Information has commercial value to PureDepth, and loss or damage will be sustained by PureDepth if the Confidential Information is dealt with, used or disclosed by Samsung other than for the purposes expressly permitted hereunder and other than strictly in accordance with the terms of this Agreement.

11.4           Disclosure of Confidential Information by Samsung.  To fulfill the purposes of this Agreement, Samsung may wish to disclose Confidential Information to third parties or Permitted Subcontractors.

(a)           Permitted Subcontractor Disclosure.  Where disclosure is to Permitted Subcontractors, Samsung hereby undertakes that prior to such disclosure Samsung will:

Confidential Treatment Request -- Redacted Copy

(i)           Provide written notice to PureDepth as to the identity of the Permitted Subcontractor; and

(ii)           Execute both a non-disclosure agreement in, or substantially in, the form attached hereto as Exhibit D (“Form of Nondisclosure”) and a subcontractor agreement in, or substantially in, the form attached hereto as Exhibit E (“Form of Subcontractor Agreement”) with the Permitted Subcontractor.

(b)           Other Third Party Disclosure. Where disclosure is to third parties other than Permitted Subcontractors, such disclosure may only be made with the prior written consent of PureDepth and which consent may be on such terms and conditions as PureDepth sees fit and with respect to any subset of Confidential Information that PureDepth permits.

(c)           Samsung will take all necessary measures to prevent improper use of the Confidential Information by any third party, or any Permitted Subcontractor, to whom Samsung has disclosed any Confidential Information  (“Receiving Party”) and prevent the improper disclosure of the Confidential Information by the Receiving Party.  Samsung agrees that any breach by the Receiving Party under the terms of the Form of Non-Disclosure will be deemed to be a breach by Samsung of the terms of this Agreement.  PureDepth will be entitled to seek any remedy at law or in equity with regards to such breach against the Receiving Party or Samsung in PureDepth’s sole discretion.

11.5           Indemnification by Samsung.  Except as permitted and anticipated by the terms of this Agreement, Samsung will not divest itself of the Confidential Information (or any part of it) or make copies of it in any circumstances which could lead to Samsung being unable to at any time, upon the written request of PureDepth, fully and completely return to PureDepth the Confidential Information furnished to Samsung, without keeping any copies of the Confidential Information, in any medium.  Samsung agrees to indemnify PureDepth from and against all actions, claims, costs, demands, expenses, liabilities, losses, payments and proceedings whatsoever incurred or suffered by PureDepth [****] or any of its respective officers, Receiving Party, Permitted Subcontractor, employees or advisors or which otherwise arise from Samsung and/or any of such persons being in breach of any of the provisions of this Agreement.

11.6           Public Company.  Without limiting Section 11 (“Confidentiality”), Samsung acknowledges that PureDepth is a public reporting company, and any financial information that may be disclosed to Samsung is, as at the date of this Agreement, “material nonpublic information” concerning a public corporation that is subject to the reporting requirements of the Securities and Exchange Act of 1934.  Accordingly, until PureDepth has filed its current or periodic reports on Form 8-K and/or Form 10-QSB containing any such material nonpublic information of PureDepth so disclosed to Samsung (or until PureDepth will have otherwise sooner publicly disclosed such information),  Samsung agrees NOT to: (a) buy or sell (including any short sell of) any security, option, bond or warrant of PureDepth (other than securities that may be issued directly by PureDepth to Samsung in connection with this Agreement or in partial or complete fulfillment of the Purpose); or (b) provide any other person, firm or entity with such material nonpublic information, including any relative, associate or other individual who intends to or may: (i) trade PureDepth securities (including short sales of such securities); or (ii) otherwise directly or indirectly benefit from such information.

12.           Representations and Warranties.

12.1           Representations of Samsung.  Samsung represents and warrants to PureDepth [****]:

(a)           Corporate Organization, Good Standing, Etc.  Samsung is a corporation duly incorporated, validly existing and good standing under the laws of Korea and has all corporate power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted and as proposed to be conducted.  Samsung has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

Confidential Treatment Request -- Redacted Copy

(b)           Due Authorization, Etc.  This Agreement has been duly authorized, executed and delivered by Samsung and constitutes the legal, valid and binding obligation of Samsung, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and general principles of equity;

(c)           Compliance with Law.  Samsung hereby gives written assurance that it will [****] of the applicable jurisdiction.  Samsung bears sole responsibility for any violations of [****] by Samsung or Samsung’s Devices, and Samsung will [****] of any such violation.

(d)           Product Liability Insurance.  Samsung has [****] coverage and agrees to keep such product liability insurance in effect during the term of this Agreement.  Samsung will promptly cause PureDepth to be named as an additional insured on such policy.

12.2           Representations of PureDepth.  PureDepth represents and warrants to Samsung [****]:

(a)           Due Organization, Good Standing, Etc.  PureDepth is a corporation duly incorporated, validly existing and good standing under the laws of the State of Delaware and has all corporate power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted and as proposed to be conducted.  PureDepth has all necessary corporate power and authority to enter into this Agreement, to grant the rights to be granted to Samsung hereunder and to perform its obligations hereunder; and

(b)           Due Authorization, Etc.  This Agreement has been duly authorized, executed and delivered by PureDepth and constitutes the legal, valid and binding obligation of PureDepth, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and general principles of equity.

(c)           [****]  Subject to Sections [****], PureDepth [****]  The parties acknowledge and agree that the foregoing PureDepth [****] used with the PureDepth Patents.

12.3           Disclaimer.  With respect to the role of PureDepth as a licensor to Samsung under the terms of Section 3 (“License Grants”) and any applicable Device Appendix, [****] will be construed (i) as a [****]; (ii) [****], or other rights of third parties; (iii) as imposing on PureDepth any [****] of any Licensed Intellectual Property, or to [****] of any Licensed Intellectual Property; (iv) as granting by implication, estoppel or otherwise any licenses or rights under patents or other intellectual property rights of PureDepth other than expressly granted herein, regardless of [****]; (v) imposing on PureDepth any obligation to [****] to secure or maintain in force any [****]; (vi)  as a warranty that PureDepth will be successful in [****]; (vii) to require PureDepth to [****] PureDepth’s patent rights.  PureDepth does not assume any responsibility for the manufacture of or use of any [****] or Permitted Subcontractors under the patent license granted herein; or (vii) as a [****] of any Licensed Product Produced, used or sold pursuant to this Agreement.  All warranties in connection with [****].  PUREDEPTH DOES NOT MAKE ANY OTHER REPRESENTATIONS OR WARRANTIES OR OBLIGATIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO [****] OR OTHER RIGHTS OF THIRD PARTIES DUE TO SAMSUNG’S OPERATION UNDER THE LICENSES HEREIN GRANTED.  THE PUREDEPTH PATENTS, KNOW-HOW, ANY SPECIFICATION, OTHER DOCUMENTATION AND RELATED INTELLECTUAL PROPERTY [****].

Confidential Treatment Request -- Redacted Copy

13.           Indemnification.

13.1           Notwithstanding the foregoing provisions of this Agreement:

(a)           Personal Injury and Property Claims.  [****] (including court costs and reasonable attorneys’ and experts’ fees) (collectively, “Costs”) suffered or incurred [****] claim arises from a product liability claim, personal injury or alleged personal injury or property damage or alleged property damage [****].

(b)           Patent Infringement.  [****] subject to the terms of Section 14 and 15 following, [****] (to the extent such third party claim or threatened claim arises out of or flows from any action in a [****]) that such third party’s intellectual property rights in [****] to it under this Agreement.

14.           Limitation.  IN NO CASE WILL [****] THIS AGREEMENT, AND IN PARTICULAR SECTION [****] SUCH LIABILITY.

15.           Consequential Damages.  IN NO EVENT WILL [****] BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT.  THIS LIMITATION WILL APPLY EVEN IF [****] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOT WITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

16.           Termination.

16.1           Term.  Subject to the overriding provisions of this Agreement, this Agreement will commence on the Effective Date and will, in relation to each Device Appendix, expire upon the latest expiration date set out in each Device Appendix.

16.2           Termination for Cause.  Either party may terminate this Agreement if the other party materially breaches this Agreement and fails to cure such breach within [****] after receiving written notice thereof.  Thereafter, the non-breaching party may, at such non-breaching party’s option and in addition to any other remedy that such non-breaching party might be entitled to, terminate this Agreement by written notice to the breaching party, which notice of termination will be effective upon receipt.

16.3           Termination for Insolvency.  Either party may terminate this Agreement by written notice if the other party: (a) files a petition, or has a petition filed against it, under any laws relating to insolvency, and the related insolvency proceedings are not dismissed within sixty (60) days after the filing of such petition; (b) enters into any voluntary arrangement for the benefit of its creditors; (c) appoints, or has appointed on its behalf, a receiver, liquidator or trustee of any of such party's property or assets; or (d) ceases to carry on business in the ordinary course.

16.4           Termination for Other Valid Reasons.  Notwithstanding the legally binding obligations of the parties created by the terms of this Agreement, either party may terminate this Agreement on [****] written notice to the other party within [****] calendar months from the Effective Date, if:

(a)           In the case of Samsung:

(i)           [****] after duly complying with the provisions of Section 5, [****] (and associated requirements as set out in the relevant Plans); and

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(ii)           Samsung has, via its duly appointed relationship executive (as detailed in Exhibit F), or other person as subsequently appointed by notice in writing to PureDepth (“Samsung’s Representative”) has notified PureDepth in writing of the [****] in Section 16.4(a)(i) and has expeditiously met with PureDepth via PureDepth’s authorized relationship executive (likewise detailed in Exhibit F) or such other person as subsequently appointed by notice in writing to Samsung (“PureDepth’s Representative”), to [****] (and associated requirements as set out in the relevant Plans) as well as to consider the impact of such issues to the balance of the Device Appendices; and

(iii)           Despite [****] the Launch.

(b)           In the case of PureDepth:

(i)           [****] (and associated requirements as set on the relevant/applicable Plans); as set out in Device Appendix No. 1  and/or

(ii)           [****] (and associated requirements as set out in the relevant/applicable Plans) as set out in Device Appendix No. 1

(iii)           PureDepth’s Representative has notified Samsung in writing of the belief held in Section 16.4(b)(i) or 16.4(b)(ii) and has expeditiously met with Samsung’s Representative to [****] in Device Appendix No. 1 as well as to consider the impact of such issues to the balance of the Device Appendices; and

(iv)           [****]

16.5           Effect of Termination.  Notwithstanding termination or expiration of this Agreement due to any reason of responsibilities by Samsung, Samsung agrees to pay PureDepth for Royalties due up to the effective date of termination.  Upon termination or expiration of this Agreement, Samsung will have ninety (90) days to distribute any remaining inventory of Devices in process and in existence as of the effective date of the termination, subject to the obligation of Samsung to pay royalties to PureDepth for any Devices Produced by Samsung during such ninety (90) day period.  Upon termination or expiration of this Agreement, Samsung will return, or upon PureDepth’s request, destroy, within ten (10) days, all PureDepth Confidential Information.  Samsung will provide PureDepth with a written declaration that all Confidential Information has been returned or destroyed, as applicable.  Samsung will also procure a written declaration to this effect from Receiving Parties. Termination or expiration of this Agreement for any reason, will not be construed to release any party from any obligation accrued prior to the effective date of such termination or expiration.   EXCEPT FOR [****] OF THE TERMS OF THIS AGREEMENT, [****] THIS AGREEMENT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

17.           General Provisions.

17.1           Expenses of the Parties.  Each party will pay such party’s own expenses incurred in connection with the negotiation, execution and performance of this Agreement except as otherwise provided herein.

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17.2           Waiver.  No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing and signed by an authorized representative on behalf of the party against whom the waiver is asserted.  No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either party.

17.3           Amendment and Modification.  This Agreement may be amended, modified and supplemented by means of a written amendment, signed by the authorized representatives of the parties, which specifically refers to this Agreement.

17.4           Notices.  Any notice to any party hereto given pursuant to this Agreement will be given by certified or registered first-class mail, return receipt requested, addressed as follows:

If to Samsung to:	_________________________
_________________________
_________________________
Attention:_________________

If to PureDepth:	PureDepth, Inc.
255 Shoreline Drive, Suite 610
Redwood City, California, 94065
Attention: Jon McCaman, CFO
Jon.mccaman@puredepth.com
Fax: 650-632-0818

With a copy to:	PureDepth, Inc.
255 Shoreline Drive, Suite 610
Redwood City, California, 94065
Attention: Michael Pendergast, General Counsel
Email: Michael.pendergast@puredepth.com
Fax: 650-632-0818

Any such address may be changed by any party by written notice to the other party as described herein.  Any notice will be deemed delivered when placed for delivery so addressed with postage or other charges prepaid.

17.5           Governing Law.  This Agreement will be deemed to be executed and performed in the United States of America, State of California, County of San Mateo, and will be construed in accordance with the laws of the State of California as to all matters, including, but not limited to, matters of validity, construction, effect and performance, without regard to California law pertaining to conflicts or choice of law.

17.6           Assignment.  This Agreement will inure to the benefit of, and be binding upon and enforceable against, the respective successors and assigns of the parties hereto but may not be assigned by Samsung without the prior written consent of PureDepth.  This Agreement may be assigned by PureDepth.

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17.7           Headings.  Headings are supplied herein for convenience only and will not be deemed a part of this Agreement for any purpose.

17.8           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original for all purposes, but all of which together will constitute one and the same instrument.  The parties agree that faxed signature pages will be treated as original signature pages.

17.9           Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstances will to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, will not be affected thereby and each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

17.10        Independent Contractors.  Each party is an independent contractor and will act under its own direction and initiative in performing its obligations under this Agreement.  This Agreement will not create a principal/agent, employer/employee or partnership relationship between Samsung and PureDepth.  In no event will either party have any authority to (i) direct or control the day-to-day activities of the other party or (ii) assume or create any contract, liability or obligation, express or implied, on behalf of the other party.

17.11        No Third Party Beneficiaries.  Except as set forth herein, this Agreement will not confer any rights or remedies on any party, person or third party.

17.12        Publicity.  Except as may be required by law, Samsung will not disclose any of the provisions of this Agreement without the prior written consent of PureDepth.

17.13        Export.  The parties acknowledge that implementations of the PureDepth Confidential Information may be subject to U.S. Export Administration Regulations or equivalent laws in other jurisdictions that may apply in countries where implementation or other activity under the licenses granted herein takes place. Samsung agrees that Samsung will not export or re-export the Devices without the appropriate licenses or approvals from the applicable governmental entities.

17.14        Force Majeure.  With the exception of payment of monies due, neither party will be responsible to the other for delay or failure in performance of any of the obligations imposed by this Agreement, provided that, such failure will be occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, failure of machinery or equipment or supply of materials, discontinuity in the supply of power, court order or governmental interference, civil commotion, riot, act of terrorism, war, strikes, labor disturbances, transportation difficulties, labor shortage, natural genetic variations of any living matter or by any cause of like or unlike nature beyond the reasonable control and without the fault or negligence of such parties.

17.15        Press Release.  Press Release. The parties will agree to a joint press release with regard to the [****], however PureDepth may, as required by law, file or publish this Agreement (including without limitation, pursuant to Securities and Exchange Commission's requirements to report under a Current Report on Form 8-K) after the submission to, and review by Samsung, within [****] of this Agreement. Samsung agrees to credit appropriately PureDepth in all press releases, promotions, advertisements and announcements that mention the Devices. Samsung agrees that PureDepth may indicate that Samsung is a licensee of the PureDepth Patents in PureDepth’s promotional materials.

17.16        Rights and Remedies.  In the event of any breach of or default under this Agreement by a party, the other party may suffer irreparable harm and have no adequate remedy at law.  In the event of any such breach or default, or any threat of such breach or default, the non-breaching party will be entitled to injunctive relief, specific performance and other equitable relief.  Further, in any legal action or other proceeding in connection with this Agreement (e.g., to recover damages or other relief), the non-breaching party will be entitled to recover, in addition to any other relief to which it may be entitled, such non-breaching party’s reasonable attorneys' fees and other costs incurred in that action or proceeding.  The rights and remedies of the non-breaching party under this Section 17.16 are in addition to, and not in lieu of, any other right or remedy afforded to the non-breaching party under any other provision of this Agreement, by law or otherwise.

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17.17        Survival.  In the case of any termination or expiration of this Agreement, Section 3.3 (“Improvements”), Section 0 (“Notification of Improvements”), Section 8.1 (“Royalties”), Section 8.2 (“Payments”), Section 9.2 (“Audit”), Section 11 (“Confidentiality”), Section [****] Section 16.5 (“Effect of Termination”) and Section 17 (“General Provisions”) will survive such termination or expirations.

17.18        Construction.  This Agreement reflects the wording accepted by the parties and no rule of construction will apply against either party.

17.19        Entire Agreement.  This Agreement will not be binding upon the parties and will not obligate either of the parties, until it has been signed herein below by both parties.  With the exception of, those provisions set out in [****] that are to survive (being [****], respectively), this Agreement comprises the entire agreement between the parties hereto as to the subject matter hereof and supersedes all prior discussions, agreements and understandings, written or oral, between them relating thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the authorized representative of each of the parties.

“SAMSUNG”:	“PUREDEPTH”:

SAMSUNG ELECTRONICS CO. LTD.	PUREDEPTH, INC.

By: __________________________________	By: ______________________________
Print Name: ____________________________	Print Name:________________________
Title: _________________________________	Title: _____________________________
Date: _________________________________	Date: _____________________________

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EXHIBIT A

Sample Device Appendix No. ___

See form of Device Appendix No. 1 as example.

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EXHIBIT B

PureDepth Patents

[****]

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EXHIBIT C

Sample Royalty Report Form

[****]

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EXHIBIT D

Form of Nondisclosure

This NON-DISCLOSURE AGREEMENT (the “Agreement”) is entered into on ____________, _____ by and between COMPANY (상대회사공식명칭기입), having its principal place of business at __________(상대회사주소기입)________________ (the “Receiving Party”) and Samsung Electronics Co., Ltd., having its place of business at _______(당사주소기입)____________________, Korea (the “Disclosing Party”)

Hereinafter individually referred to as “Party” and collectively referred to as “Parties”.

WHEREAS, the Receiving Party desires to evaluate (discuss/cooperate) the business relationship with respect to ____________________ provided by the Disclosing Party (the “Purpose”), and

WHEREAS, the Disclosing Party possesses certain confidential proprietary information with related to the Purpose, and

WHEREAS, during the course of cooperation and discussions, it may become desirable or necessary for the Receiving Party hereto to receive certain confidential proprietary information related to the Purpose disclosed by Disclosing Party, and

WHEREAS, the Disclosing Party desires to prevent the unauthorized use and disclosure of its confidential proprietary information.

NOW THEREFOR, for the Purpose stated hereabove, the Parties enter into this Agreement in accordance with the following terms and conditions:

1.	Confidential Information.
For the Purpose of this Agreement, “Confidential Information” is defined as any and all information owned, created, or possessed by the Disclosing Party that the Disclosing Party desires to protect as confidential against unrestricted disclosure or improper competitive use, including, but not limited to, discoveries, ideas, concepts, know-how, techniques, designs, samples, software, specifications, drawings, blueprints, computer programs and documentation, proposals, patent applications, business information, strategic and development plans, employee lists, business manuals, marketing plans, technical or financial information whether conveyed as communications or data in oral, written, graphic, or electromagnetic form or otherwise, and all other information which may be disclosed by the Disclosing Party or to which the Receiving Party may be provided access by the Disclosing Party or others in accordance with this Agreement, which is not generally available to the public.

2.	Nondisclosure Obligations.
The Receiving Party promises and agrees to receive and hold the Confidential Information in confidence, using all necessary measures to restrict disclosure of the Confidential Information. Without limiting the generality of the foregoing, the Receiving Party further promises and agrees:

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a.	to protect and safeguard the Confidential Information against unauthorized use, publication, or disclosure in any manner;
b.	not to use any of Confidential Information except for the Purpose;
c.
not to, directly or indirectly, in any way, reveal, reverse engineer, de-compile, disassemble, report, publish, disclose, transfer or otherwise use any of the Confidential Information except as specifically authorized by the Disclosing Party in accordance with this Agreement;

d.
not to use any Confidential Information to unfairly compete or obtain unfair advantage vis a vis the Disclosing Party in any commercial activity which may be comparable to the commercial activity contemplated by the parties in connection with the Purpose;

e.	to restrict access to the Confidential Information to those of its officers, directors, employees who need such access to carry out the Purpose;
f.
to advise each of the persons or entities to whom it provides access to any of the Confidential Information that such persons or entities are strictly prohibited from making any use, publishing or otherwise disclosing to others, or permitting others to use for their benefit or to the detriment of the Disclosing Party, any of the Confidential Information, and, provide the Disclosing Party with a copy of a written agreement to that effect, at least as restrictive as this Agreement, signed by such persons or authorized representatives of the entity; and

g.	to comply with any other reasonable security measures requested in writing by the Disclosing party

3.	Exclusions.
The confidentiality obligations hereunder shall not apply to Confidential Information which the Receiving Party can prove that such information:
a.	is, or later becomes, public knowledge other than by breach of the provisions of this Agreement;
b.	is already in the possession of the Receiving Party with the full right to disclose prior to its disclosure by the Disclosing Party, as evidenced by written records; or
c.	is or has been lawfully disclosed by a third party to the Receiving Party without an obligation of confidentiality or other restriction.

4.	Return of Confidential Information.
The Receiving Party agrees, upon termination of the Purpose or upon the written request of the Disclosing Party, whichever is earlier, to:
a.
promptly deliver to the Disclosing Party all records, notes, copies, and other written, printed, or tangible materials, in the possession of or later received by the Receiving Party, embodying or pertaining to the Confidential Information.

b.
Procure the return from all persons or entities to whom Confidential Information has been disclosed, all copies, summaries, records, descriptions, modifications, drawings, photographs, computer data bases and adaptations of the documents, tangible items, or other communications as disclosed or generated, or which contain any information derived from such documents, tangible items, other communications.

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5.	No Other Rights.
a.	Nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any information.
b.
Nothing in this Agreement shall grant to either Party the right to make commitments of any kind for or on behalf of the other Party. Each Party to this Agreement is an independent organization and no agency relationship, joint venture, or partnership shall be created thereby.

c.	All Confidential Information shall continue to be owned by the Disclosing Party.
d.
The Receiving Party further agrees that all inventions, improvements, copyrightable works and designs relating to machines, methods, compositions, or products of the Disclosing Party directly or indirectly resulting from or relating to the Confidential Information and the right to market, use, license, and franchise the Confidential Information or the ideas, concepts, methods or practices embodied therein shall be the exclusive property of the Disclosing Party, and the Receiving Party nor its clients shall have no right or title thereto.

e.
The Disclosing Party provides Confidential Information solely on an “AS IS” basis, with no warranty of any kind, express or implied, including but not limited to the warranties of merchantability, fitness for particular purpose, or noninfringement.  The Disclosing Party shall not be liable to the Receiving  Party for any indirect, consequential, special, punitive, or other non-actual damages of any kind or nature arising directly or indirectly from any of their obligations under this Agreement.

6.	Term and Termination.
This Agreement shall commence on the date first written above. The Receiving Party’s right to use the Confidential Information shall continue in effect until _____ year(s), or until the Disclosing Party provides the Receiving Party with a written notice of termination of such right, whichever is earlier. Notwithstanding the foregoing, the Receiving Party’s obligations to protect the Confidential Information shall survive and continue beyond any termination or expiration of this Agreement.

7.  Losses.
The Receiving Party agrees to indemnify the Disclosing Party against any and all losses, damages, claims, or expenses incurred of suffered by the Disclosing Party as a result of the Receiving Party’s beach or threatened breach of this Agreement or as a result of the unauthorized use of the Confidential Information by those persons to whom the Receiving Party has granted access.

8.	Remedies.
The Receiving Party agrees and acknowledges that any disclosure or misappropriation of any of the Confidential Information in violation of this Agreement may cause the Disclosing Party irreparable harm, the amount of which may be difficult to ascertain and for which monetary damages may be inadequate, and therefore agrees that the Disclosing Party shall be entitled to an injunction or restraining order, without bond, upon ex parte or other petition to a court of competent jurisdiction, restraining or enjoining any such further disclosure or misappropriation, and for such other relief as the Disclosing Party shall deem appropriate. This right to an injunction or restraining order shall not be construed to prohibit the Disclosing Party from pursuing any other remedies available to it at law or in equity, including the recovery of damages.

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Except above, any and all disputes between the Parties in connection with or arising out of this Agreement, which the Parties are unable to resolve between themselves, shall be finally settled by arbitration. The arbitration shall be held in Seoul, Korea in accordance with the Commercial Arbitration Rules of the Korean Commercial Arbitration Board and under the laws of Korea by one or more arbitrator(s) appointed in accordance with the said rules. The arbitration award rendered by the arbitrator(s) shall be final and binding upon both Parties. The arbitration shall be held in the English language.

9.	General Provisions.
a.
Confidentiality of Agreement.  Each Party agrees that it will not disclose the subject matter or terms of this Agreement or the discussions between the Parties without the written consent of the other Party.

b.
Governing Law.  This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of Korea without reference to the conflict of laws provisions therein.

c.	Successors and Assigns. The Receiving Party shall have no right to assign its right under this Agreement, whether expressly or by operation of law, without the written consent of the Disclosing Party.

d.
Entire Agreement. This instrument contains the entire agreement and understanding between the Parties with respect to the subject matter and transactions hereof and there are no agreements or representations which are not set forth herein. All prior negotiations, agreements, and understandings are superseded hereby.

e.	Modification and Amendments. No modification, amendment, addition to, or termination of this Agreement shall be valid or enforceable unless in writing and signed by all of the Parties.

f.
Severability.  If any term, provision, clause, article, condition or other portion of this Agreement is determined to be invalid, void or unenforceable by a court of competent jurisdiction, the same will be deemed amended or deleted to the extent necessary to make it enforceable and it will not affect any other term, provision, clause, article, condition or other portion hereof, and the remainder of this Agreement will remain in full force and effect.

g.
Waiver.  None of the provisions, conditions, or rights under this Agreement shall be deemed to be waived by any act or acquiescence on the part of any Party or their respective agents. The waiver of any provision, condition, or right under this Agreement shall not constitute a waiver of any other provision, condition, or right. The failure of any Party to enforce any provision, condition, or right under this Agreement shall not be deemed a waiver of that provision, condition, or right.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

COMPANY (상대회사공식명칭)                    SAMSUNG ELECTRONICS CO., LTD.
By :________________________                 By :___________________________
Name :______________________                 Name :________________________
Title :_______________________                 Title :_________________________
Date : ______________________                 Date : _________________________

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EXHIBIT E

Form of Subcontractor Agreement

Samsung to provide their standard form subcontractor agreement and agree the same with PureDepth in due course

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EXHIBIT F

Relationship Executives

Samsung Relationship Executive:

Name:
Title:
Address:
Email:
Phone:
Fax:
Cell:

PureDepth Relationship Executive:

Name:
Title:
Address:
Email:
Phone:
Fax:
Cell:

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EXHIBIT G

Branding Plan

[****].

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  EXHIBIT H

Production Plan

[****]

The above plan may be amended by mutual agreement between the parties.

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EXHIBIT I

Content Development Plan

[****]

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EXHIBIT J

Public/Investor Relations Plan

[****]

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EXHIBIT K

Device Labeling Plan

MINIMUM DEVICE LABELING REQUIREMENTS

Patent Marking Requirements

Purpose
The purpose of patent marking is to provide constructive notice to the world of the patent, and is an important issue in many patent infringement suits. Where an article is not appropriately marked, defendants may be able to avoid paying damages.

Marking Requirements
As a minimum the article should be marked with the relevant patent numbers or pending patent application numbers.
For Example: US Pat. 1234567; US Pat. Appn. 10/123456 Pending.

[****]

Trade Mark Marking Requirements

Purpose
Marking a trademark serves a number of purposes including providing notice of the owners claim to the mark and directing a consumer to a notice that identifies the trademark owner.  This can be helpful in building the public’s association of the mark with the owner.

Marking Requirements
There are two types of trademarks registered and unregistered.
Unregistered trademarks can be indicated by the use of the trademark symbol (™).
Registered marks should be indicated by the registered symbol (®).

[****]

It is preferable that the marking be on the article itself and in any associated literature.

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Device Appendix No. 1

This Device Appendix is a supplement to the License Agreement (the “Agreement”) between PureDepth, Inc., a Delaware corporation, with a principal place of business at 255 Shoreline Drive, Suite 610, Redwood City, CA 94065 (“PureDepth”) and Samsung Electronics Co., Ltd., represented by Samsung Digital Media Business, a corporation organized under the laws of Korea with its principal place of business located at 416 Maetan 3-dong, Youngtong-gu, Suwon-si, Gyeonggi-do (“Samsung”). This Device Appendix sets out the different, additional and particular terms and conditions applicable solely to the licensing of the Device described in this Device Appendix and upon signature by the authorized representatives of both parties will be incorporated by reference into the Agreement and governed thereby.  Such different, additional and particular terms and conditions apply only to this Device Appendix and in no way alter the terms and conditions applicable to other Device Appendices incorporated into the Agreement.  All terms used in this Device Appendix will retain the same meanings as defined in the Agreement and such definitions are incorporated herein by reference.  This Device Appendix is effective on the date last executed below.

1.	Device: [****].

2.	Field of Use: [****].

3.	Field of Use Exclusions: [****].

4.	Territory: Worldwide excluding Japan.

5.	Scope of License:

[****]

5.2	Milestones: [****] The Milestones may be amended/varied by mutual agreement between the parties.

[****]

6.	PureDepth Milestones:

PureDepth will provide reasonable assistance [****] as set out against each Milestone detailed in the table following.  [****]

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7.	Minimum Requirements and Sign Off:

The parties further acknowledge and agree that, while each of the [****]  Further, both parties agree to meet regularly in person, with PureDepth traveling to Samsung accordingly, to sign off each Milestone (by minute or otherwise) as duly complete or satisfactorily met.

8.	Royalty Structure:

8.1	[****]

8.2	[****]

8.3	Such Royalties shall be payable according to Section 8 of this Agreement.

9.	Product Supply:

9.1
Samples and Device Purchase:  Samsung will deliver [****] to PureDepth as set out in Section 7 (“Administrative Procedures”) of the Agreement and otherwise sell additional Devices to PureDepth at [****].  Procurement for other purposes will be agreed between the parties at the relevant time.

9.2	Procurement. If at any time during the term of this Agreement, [****].

This Device Appendix No.1 will expire on the expiration of [****].

IN WITNESS WHEREOF, the parties have caused this Device Appendix to be signed by their duly authorized representatives.

“PUREDEPTH”	“SAMSUNG”
PUREDEPTH, INC.	Samsung Electronics Co., Ltd., represented by Samsung Digital Media Business ____________________________________

By:__________________________________	By: _________________________________

Print Name:____________________________	Print Name: ___________________________

Title:_________________________________	Title: ________________________________

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Device Appendix No. 2

This Device Appendix is a supplement to the License Agreement (the “Agreement”) between PureDepth, Inc., a Delaware corporation, with a principal place of business at 255 Shoreline Drive, Suite 610, Redwood City, CA 94065 (“PureDepth”) and Samsung Electronics Co., Ltd., represented by Samsung Digital Media Business, a corporation organized under the laws of Korea with its principal place of business located at 416 Maetan 3-dong, Youngtong-gu, Suwon-si, Gyeonggi-do (“Samsung”). This Device Appendix sets out the different, additional and particular terms and conditions applicable solely to the licensing of the Device described in this Device Appendix and upon signature by the authorized representatives of both parties will be incorporated by reference into the Agreement and governed thereby.  Such different, additional and particular terms and conditions apply only to this Device Appendix and in no way alter the terms and conditions applicable to other Device Appendices incorporated into the Agreement.  All terms used in this Device Appendix will retain the same meanings as defined in the Agreement and such definitions are incorporated herein by reference.  This Device Appendix is effective on the date last executed below.

1.	Device: [****]

2.	Field of Use:[****]

3.	Field of Use Exclusions: [****].

4.	Territory: Worldwide excluding Japan.

5.	Scope of License:

[****]

5.2	Milestones:[****][****]

6.	PureDepth Milestones:

PureDepth will provide reasonable assistance [****] as set out against each Milestone detailed in the table following.

 [****]

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7.	Minimum Requirements and Sign Off:

The parties further acknowledge and agree that, while each of the [****].  Further, both parties agree to meet regularly in person, with PureDepth traveling to Samsung accordingly, to sign off each Milestone (by minute or otherwise) as duly complete or satisfactorily met.

8.	Royalty Structure:

8.1	[****]

8.2	[****]

8.3	Such Royalties shall be payable according to Section 8 of this Agreement.

9.	Product Supply:

9.1
Samples and Device Purchase:  Samsung will deliver [****] to PureDepth as set out in Section 7 (“Administrative Procedures”) of the Agreement and otherwise sell additional Devices to PureDepth at [****].  Procurement for other purposes will be agreed between the parties at the relevant time.

9.2	Procurement. If at any time during the term of this Agreement, [****].

This Device Appendix No.2 will expire on the expiration of six (6) calendar months from [****].

IN WITNESS WHEREOF, the parties have caused this Device Appendix to be signed by their duly authorized representatives.

“PUREDEPTH”	“SAMSUNG”
PUREDEPTH, INC.	Samsung Electronics Co., Ltd., represented by Samsung Digital Media Business ____________________________________

By: ______________________________	By: _______________________________

Print Name:________________________	Print Name:__________________________

Title: _____________________________	Title: ______________________________